UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund: BlackRock Large Cap Series Funds, Inc.

BlackRock Event Driven Equity Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series

Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2020

Date of reporting period: 03/31/2020

Item 1 – Report to Stockholders

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Event Driven Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the” Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On November 13, 2019, the Board of Directors of BlackRock Large Cap Series Funds, Inc. approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index and outperformed the Russell 1000® Index.

What factors influenced performance?

The Fund diversifies across hard catalyst investments (primarily publicly announced transaction or restructurings), soft catalyst investments (companies undergoing meaningful corporate events expected to change their share prices) and credit opportunities.

Amid increased market volatility throughout March 2020, merger spreads (which reflect the difference between the price the target company is trading at in the market and the offer price of the transaction) widened substantially across much of the portfolio. As a result, the Fund’s hard catalyst positioning was the primary driver of negative returns over the six-month period. An investment in Eldorado Resorts/Caesars Entertainment Corp. was the largest detractor, as the gaming sector faced increased pressure from closures driven by coronavirus. The Fund’s position in the Peugeot/Fiat Chrysler merger also detracted, as the spread remained elevated due to Europe’s ban on short selling and concerns regarding the impact of the pandemic on auto industry fundamentals. Lastly, positioning in Blackstone/Tallgrass Energy detracted as both the energy sector and leveraged buyouts traded with more volatility as market stress escalated late in the period. The portfolio’s soft catalyst and credit portfolios also detracted, albeit more modestly, over the period.

The primary contributor to returns over the six-month period was the Fund’s position in the AbbVie/Allergan merger. The investment adviser added to this high conviction idea throughout 2019. In the fourth quarter of 2019, the companies made strong progress against key risks and obtained regulatory approval in China, causing the merger spread to tighten substantially. The spread continued to tighten in January, as the transaction obtained approval in Europe. The transaction continued to advance through the regulatory process with the announcement of divestitures in February. Elsewhere, an investment in the Bristol-Myers Squibb/Celgene transaction contributed meaningfully to performance. The position was the Fund’s largest investment heading into the final quarter of 2019, and in November the companies received final regulatory approval from the Federal Trade Commission, leading to a subsequent completion of the transaction. The Fund’s position in the Nvidia/Mellanox Technologies merger further supported performance, as the companies received regulatory approval in the European Union during the fourth quarter of 2019, while approval from China appeared increasingly likely throughout the period.

Describe recent portfolio activity.

Coming into 2020, the investment adviser was of the view that the risk-return profile of the market was highly asymmetric, offering limited upside against a larger potential downside. As a result, though the portfolio always maintains a low net exposure and is always highly hedged, the Fund entered 2020 with some of its most conservative positioning since inception. It was positioned toward the low end of its historical long market value and toward the higher end of its historical hedging paradigm. This conservative positioning was beneficial during the sell-off and enabled the Fund to take advantage of opportunities emerging out of the market stress experienced in March. The investment adviser ended the period constructive on the opportunity set, adding meaningfully to positions across all three sub-strategies (hard catalyst, soft catalyst and credit) at more attractive price levels, while remaining cautious and ensuring not to exceed any risk limits.

The Fund held derivatives during the period as part of its investment strategy. Contracts for difference are used by the investment adviser as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the portfolio was fully invested as of March 31, 2020. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund remained diversified across the spectrum of corporate events, while maintaining a skew to hard catalyst, merger arbitrage opportunities. The Fund was comprised of 79 investments at the end of the period, with roughly 80% of the portfolio invested in hard catalyst opportunities and the other 20% in soft catalyst and credit opportunities. From a geographical perspective, the Fund’s exposure was concentrated in the United States, with 79% of the Fund’s gross exposure in North America, 18% in Europe and 3% in Asia-Pacific. The Fund remained diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Event Driven Equity Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.71)%	(0.38)%	N/A	3.60%	N/A	8.41%	N/A
Investor A	(3.83)	(0.58)	(5.80)%	3.35	2.24%	8.11	7.53%
Investor C	(4.16)	(1.27)	(2.22)	2.61	2.61	7.34	7.34
Russell 1000® Index(c)	(13.01)	(8.03)	N/A	6.22	N/A	10.39	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	1.04	2.25	N/A	1.19	N/A	0.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Expenses Paid During the Period			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Including Interest Expense(a)	Excluding Interest Expense(b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Ending Account Value (03/31/20)	Expenses Paid During the Period(b)
Institutional	$1,000.00	$962.90	$5.88	$5.85	$1,000.00	$1,019.01	$6.05	$1,019.04	$6.02
Investor A	1,000.00	961.70	7.12	7.09	1,000.00	1,017.74	7.33	1,017.78	7.29
Investor C	1,000.00	958.40	10.62	10.59	1,000.00	1,014.15	10.93	1,014.18	10.89

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Institutional, 1.45% for Investor A, and 2.17% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Institutional, 1.44% for Investor A, and 2.16% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

		Percent of Total Investments(a)
Sector	Long		Short		Total
Health Care		17%		3%		20%
Financials	12		8		20
Consumer Discretionary	13		6		19
Information Technology	15		2		17
Industrials	10		—	(b)	10
Communication Services	4		3		7
Energy	3		—	(b)	3
Real Estate	2		—		2
Investment Companies	—	(b)	1		1
Materials	1		—	(b)	1
Consumer Staples	—	(b)	—		—	(b)
Telecommunication Services	—	(b)	—		—	(b)
Utilities	—	(b)	—		—	(b)

	77%		23%		100%

(a)

Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities, options purchased and borrowed bonds.

(b)	Amount is less than 1%.

FUND SUMMARY	5

About Fund Performance	BlackRock Event Driven Equity Fund

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 3.7%

Aerospace & Defense — 0.5%
Arconic, Inc.(a)	1,303,706	$20,937,518

Banks — 0.0%
Valley National Bancorp	125,854	919,993

Biotechnology — 0.0%
Beam Therapeutics, Inc.(a)	47,552	855,936

Capital Markets — 0.5%
Bolsas y Mercados Espanoles SHMSF SA	684,417	24,769,010

Chemicals — 0.3%
Akzo Nobel NV	22,536	1,482,165
Axalta Coating Systems Ltd.(a)	297,156	5,131,884
Corteva, Inc.	4,349	102,201
Dow, Inc.	4,349	127,165
DuPont de Nemours, Inc.	4,187	142,777
Olin Corp.	90,540	1,056,602
Sherwin-Williams Co.	9,724	4,468,373

		12,511,167

Commercial Services & Supplies — 0.1%
GFL Environmental, Inc.(a)	348,971	5,252,014

Diversified Telecommunication Services — 0.1%
AT&T Inc.	153,545	4,475,837

Electric Utilities — 0.1%
Energy Harbor Corp.(a)(b)(c)	107,026	2,434,835

Electrical Equipment — 0.2%
OSRAM Licht AG(a)	205,900	7,374,977

Electronic Equipment, Instruments & Components — 0.1%
Keysight Technologies, Inc.(a)	26,804	2,242,959

Equity Real Estate Investment Trusts (REITs) — 0.1%
VEREIT, Inc.	158,504	775,085
VICI Properties, Inc.	121,465	2,021,178

		2,796,263

Food & Staples Retailing — 0.0%
Walgreens Boots Alliance, Inc.	40,199	1,839,104

Food Products — 0.2%
Conagra Brands, Inc.	312,166	9,158,950

Health Care Equipment & Supplies — 0.4%
Cooper Cos., Inc.	7,336	2,022,315
Danaher Corp.	83,868	11,608,170
Envista Holdings Corp.(a)	388,861	5,809,583
SmileDirectClub, Inc.(a)(b)	205,026	957,471

		20,397,539

Health Care Providers & Services — 0.3%
1Life Healthcare, Inc.(a)	14,557	264,210
Anthem, Inc.	2,711	615,505
Brookdale Senior Living, Inc.(a)	956,677	2,984,832
Cigna Corp.	63,735	11,292,567

		15,157,114

Health Care Technology — 0.0%
Schrodinger, Inc.(a)	23,398	1,008,922

Household Durables — 0.0%
Casper Sleep, Inc.(a)(b)	352,363	1,511,637

Leisure Products — 0.0%
Peloton Interactive, Inc., Class A(a)	25,563	678,698

Life Sciences Tools & Services — 0.1%
10X Genomics, Inc., Class A(a)	18,184	1,133,227

Security		Shares	Value

Life Sciences Tools & Services (continued)
PPD, Inc.(a)		218,135	$3,884,984

			5,018,211

Machinery — 0.0%
Altra Industrial Motion Corp.		628	10,984
Fortive Corp.		2,552	140,845

			151,829

Media — 0.1%
Charter Communications, Inc., Class A(a)		12,392	5,406, 754

Oil, Gas & Consumable Fuels — 0.2%
Williams Cos., Inc.		493,243	6,979,389

Personal Products — 0.0%
Coty, Inc., Class A		185,765	958,547

Pharmaceuticals — 0.2%
Elanco Animal Health, Inc.(a)		306,164	6,855,012
Pfizer, Inc.		69,071	2,254,477

			9,109,489

Software — 0.1%
Bill.Com Holdings, Inc.(a)(b)		5,309	181,568
Cloudflare, Inc., Class A(a)		31,865	748,190
Datadog, Inc., Class A(a)		10,576	380,524
Ping Identity Holding Corp.(a)		65,405	1,309,408

			2,619,690

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)(b)		43,376	3,639,246

Total Common Stocks — 3.7% (Cost: $201,641,746)			168,205,628

		Par (000)

Corporate Bonds — 1.9%

Automobiles — 0.4%
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(d)	USD	17,500	17,311,678

Banks — 0.5%
Bank of America Corp., (3 mo. LIBOR US + 0.660%), 2.37%, 07/21/21(e)(f)		25,000	24,983,114

Diversified Consumer Services — 0.0%
Sotheby’s, 7.38%, 10/15/27(d)		1,857	1,478,636

Diversified Telecommunication Services — 0.1%
Frontier Communications Corp., 8.00%, 04/01/27(d)		2,500	2,465,700

Electric Utilities — 0.1%
Energy Harbor Corp. Escrow, 0.01%, 01/06/34(c)		5,000	62,500
Pacific Gas & Electric Co., 3.75%, 08/15/42 (a)(g)		3,000	2,655,000

			2,717,500

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp., 8.13%, 04/01/22		3,375	3,214,688

Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International, 7.75%, 03/15/22		5,000	4,952,600

Media — 0.1%
Cengage Learning, Inc., 9.50%, 06/15/24(d)		4,500	3,330,000

Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp., 2.70%, 08/15/22		5,000	3,565,227

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 6.50%, 03/15/22(d)	USD	5,000	$5,050,000

Specialty Retail — 0.2%
Staples, Inc., 10.75%, 04/15/27(d)		14,614	11,213,322

Wireless Telecommunication Services — 0.1%
Sprint Corp., 7.25%, 09/15/21		5,000	5,153,500

Total Corporate Bonds — 1.9% (Cost: $91,437,946)			85,435,965

Floating Rate Loan Interests — 0.8%

Diversified Telecommunication Services — 0.1%
Windstream Services LLC (FKA Windstream Corp.), Term Facility (DIP), (1 mo. LIBOR US + 2.500%, 0.00% Floor), 3.49%, 02/26/21(h)		5,500	5,335,000

Health Care Technology — 0.3%
athenahealth, Inc., Term B Loan (First Lien), (3 mo. LIBOR US + 4.50%, 0.00% Floor), 5.28%, 02/11/26(c)(h)		13,712	12,752,616

Leisure Products — 0.1%
NorthPole Newco S.à r.l., Tranche B-1 Term Loan, (3 mo. LIBOR US + 7.000%, 0.00% Floor), 8.45%, 03/18/25(c)(h)		4,344	3,735,733

Software — 0.3%
Blackboard, Inc., Term B-5 Loan (First Lien), (3 mo. LIBOR US + 6.000%, 1.00% Floor), 7.74%, 06/30/24(h)		14,925	13,059,375

Total Floating Rate Loan Interests — 0.8% (Cost: $37,129,265)			34,882,724

		Shares

Investment Companies — 0.2%
Altaba, Inc. Escrow(c)		445,570	9,067,350

Total Investment Companies — 0.2% (Cost: $6,627,005)			9,067,350

Preferred Stocks — 0.1%

Pharmaceuticals — 0.1%
Elanco Animal Health, Inc., 5.00%, 02/01/23(i)		155,400	6,393,156

Total Preferred Stocks — 0.1% (Cost: $7,770,000)			6,393,156

Rights — 0.0%
Bristol-Myers Squibb Co. — CVR(a)		361,183	1,372,495

Total Rights — 0.0% (Cost: $1,255,877)			1,372,495

Total Long-Term Investments — 6.7% (Cost: $345,861,839)			305,357,318

Security		Par (000)	Value

Short-Term Securities — 93.1%

Borrowed Bond Agreements — 0.0%(j)
Citigroup Global Markets, Inc., (0.15)%
(Purchased on 03/23/20 to be repurchased at $1,409,953, collateralized by T-Mobile U.S.A., Inc., 5.13% due at 04/15/25, par and fair value of USD 1,500,000 and $1,533,705, respectively), Open(k)	USD	1,410	$1,410,000

Total Borrowed Bond Agreements — 0.0% (Cost: $1,410,000)			1,410,000

		Shares

Money Market Funds — 93.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(l)(n)		4,228,840,826	4,228,840,826

SL Liquidity Series, LLC, Money Market Series, 0.88%(l)(m)(n)		3,002,537	3,001,936

Total Money Market Funds — 93.1% (Cost: $4,231,842,832)			4,231,842,762

		Par (000)

Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.04%, 04/01/20	CAD	401	285,009

Europe — 0.0%
Citibank, London, (0.65)%, 04/01/20	EUR	20	21,448

United Kingdom — 0.0%
Citibank, London, 0.03%, 04/01/20	GBP	33	40,486

Total Time Deposits — 0.0% (Cost: $348,862)			346,943

Total Short-Term Securities — 93.1% (Cost: $4,233,601,694)			4,233,599,705

Total Investments Before Borrowed Bonds — 99.8% (Cost: $4,579,463,533)			4,538,957,023

Borrowed Bonds — 0.0%

Corporate Bonds — (0.0)%

Wireless Telecommunication Services — (0.0)%
T-Mobile U.S.A., Inc., 5.13%, 04/15/25	USD	1,500	(1,533,705)

Total Corporate Bonds — (0.0)% (Proceeds — $1,511,250)			(1,533,705)

Total Investments — 99.8% (Cost: $4,577,952,283)			4,537,423,318

Other Assets Less Liabilities — 0.2%			9,931,874

Net Assets — 100.0%			$4,547,355,192

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	Convertible security.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	The amount to be repurchased assumes the maturity will be the day after the period end.
(l)	Annualized 7-day yield as of period end.
(m)	Security was purchased with the cash collateral from loaned securities.
(n)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold		Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,874,770,397	1,354,070,429	(b)	—		4,228,840,826	$4,228,840,826	$26,951,528		$7,569	$—
SL Liquidity Series, LLC, Money Market Series	7,737,701	—		(4,735,164	)(b)	3,002,537	3,001,936	465,999	(c)	(2,397)	(70)

							$4,231,842,762	$27,417,527		$5,172	$(70)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	2,733	06/19/20	$351,150	$885,269

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V1	5.00%	Quarterly	6/20/25	$60,000	$(3,752,000)	$(2,978,577)	$(773,423)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

OTC Total Return Swaps(a)

							Gross Notional
				Unrealized		Net Value of	Amount
		Termination	Net	Appreciation		Reference	Net Asset
Reference Entity	Counterparty	Date	Notional	(Depreciation	)	Entity	Percentage
Equity Securities Long/Short	Barclays Bank PLC	10/01/20 - 01/12/24	$219,548,631	$10,976,982	(b)	$230,062,481	6.1%
	Citibank N.A.	02/24/23	182,522,218	(14,034,524	)(c)	170,081,736	7.6
	Citibank N.A.	02/24/23	(85,776,650)	8,759,646	(d)	(76,319,026)	2.6
	Credit Suisse International	02/06/23 - 02/08/23	285,694,081	6,889,754	(e)	292,533,492	18.3
	Goldman Sachs Bank USA	02/27/23	1,036,671,788	(69,771,195	)(f)	969,222,846	42.6
	Goldman Sachs Bank USA	08/31/21	(3,131)	905	(g)	(2,123)	0.0
	JPMorgan Chase Bank N.A.	02/08/23	160,874,752	31,118,558	(h)	192,071,235	6.6
	JPMorgan Chase Bank N.A.	02/08/23	39,610,700	(5,908,798	)(i)	33,376,423	0.9
	Morgan Stanley & Co. International PLC	12/04/22 - 03/31/25	71,748,101	(1,996,594	)(j)	70,000,156	1.6
	Morgan Stanley & Co. International PLC	07/06/21 - 03/31/23	6,181,939	1,015,497	(k)	7,326,093	1.6
	UBS AG	03/01/23 - 12/10/24	134,702,800	(29,492,571	)(l)	108,062,842	9.9

				$(62,442,340)		$1,996,416,155

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

    Bank of Canada Overnight Rate Target

    Canada 1 Month Bankers’ Acceptances Rate

    Euro Interbank Offered Rate:

        EUR 1 Month

        EUR 1 Week

    Euro Denom LIBOR 1 Month

    Euro OverNight Index Average

    Intercontinental Exchange LIBOR:

        USD 1 Month

        USD 1 Week

    Overnight Reserve Bank of Australia Rate

    U.S. Overnight Federal Funds Effective Rate

    USD Overnight Bank Funding Rate

(b)	Amount includes $463,132 of net dividends and financing fees.
(c)	Amount includes $(1,594,042) of net dividends and financing fees.
(d)	Amount includes $(697,978) of net dividends and financing fees.
(e)	Amount includes $50,343 of net dividends and financing fees.
(f)	Amount includes $(2,322,253) of net dividends and financing fees.
(g)	Amount includes $(103) of net dividends and financing fees.
(h)	Amount includes $(77,925) of net dividends and financing fees.
(i)	Amount includes $325,479 of net dividends and financing fees.
(j)	Amount includes $(248,649) of net dividends and financing fees.
(k)	Amount includes $(128,657) of net dividends and financing fees.
(l)	Amount includes $(2,852,613) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination dates 10/01/20 - 01/12/24:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Capital Markets
Bolsas y Mercados Espanoles SHMSF SA	26,015	$941,481	0.4%

Commercial Services & Supplies
Advanced Disposal Services, Inc.	1,064,994	34,931,803	15.2%

Electronic Equipment, Instruments & Components
Fitbit, Inc., Class A	1,411,440	9,400,191	4.1%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Health Care Equipment & Supplies
Wright Medical Group NV	307,161	$8,800,163	3.8%

Hotels, Restaurants & Leisure
Caesars Entertainment Corp.	502,846	3,399,239	1.5%

Oil, Gas & Consumable Fuels
Tallgrass Energy LP, Class A	2,582,359	42,505,629	18.5%

Pharmaceuticals
Allergan PLC	503,939	89,247,597	38.8%

Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	3,204,867	74,737,498	32.5%

Total Reference Entity — Long		$263,963,601

Reference Entity — Short
Common Stocks

Biotechnology
AbbVie, Inc.	436,411	$(33,250,154)	(14.5)%

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.	45,206	(650,966)	(0.3)%

Total Reference Entity — Short		$(33,901,120)
Net Value of Reference Entity — Barclays Bank PLC		$230,062,481

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/24/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure
Stars Group, Inc.	4,457,999	$91,032,340	53.5%

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Life Sciences Tools & Services
QIAGEN NV	2,324,810	$93,869,300	55.2%

Machinery
WABCO Holdings, Inc.	554,945	74,945,322	44.1%

Total Reference Entity — Long		$259,846,962

Reference Entity — Short
Common Stocks

Hotels, Restaurants & Leisure
Flutter Entertainment PLC	1,004,387	$(89,765,226)	(52.8)%

Net Value of Reference Entity — Citibank N.A.		$170,081,736

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/24/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Aerospace & Defense
Arconic, Inc.	51,939	$834,140	(1.1)%

Health Care Providers & Services
Anthem, Inc.	55,918	12,695,623	(16.6)%
Cigna Corp	2,102	372,432	(0.5)%

		13,068,055

Media
ViacomCBS, Inc., Class B	22,974	321,866	(0.4)%

Total Reference Entity — Long		$14,224,061

Reference Entity — Short
Common Stocks

Banks
Bank of America Corp.	2,041	$(43,330)	0.1%
JPMorgan Chase & Co.	524	(47,176)	0.1%

		(90,506)

Chemicals
Air Products & Chemicals, Inc.	22	(4,391)	0.0%
Albemarle Corp.	37	(2,086)	0.0%
Corteva, Inc.	238	(5,593)	0.0%
Dow, Inc.	72	(2,105)	0.0%
DuPont de Nemours, Inc.	1,726	(58,857)	0.1%
Eastman Chemical Co.	33	(1,537)	0.0%
Ecolab, Inc.	25	(3,895)	0.0%
FMC Corp.	45	(3,676)	0.0%
International Flavors & Fragrances, Inc.	25	(2,552)	0.0%
Livent Corp.	42	(221)	0.0%
LyondellBasell Industries NV, Class A	33	(1,638)	0.0%
Mosaic Co.	141	(1,526)	0.0%
PPG Industries, Inc.	31	(2,592)	0.0%
Westlake Chemical Corp.	958	(36,567)	0.0%

		(127,236)

Construction Materials
Martin Marietta Materials, Inc.	17	(3,217)	0.0%
Vulcan Materials Co.	30	(3,242)	0.0%

		(6,459)

Containers & Packaging
Avery Dennison Corp.	33	(3,362)	0.0%

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value

Containers & Packaging
Ball Corp.	87	$(5,625)	0.0%
International Paper Co.	65	(2,023)	0.0%
Sealed Air Corp.	81	(2,002)	0.0%
Westrock Co.	54	(1,526)	0.0%

		(14,538)

Health Care Providers & Services
UnitedHealth Group, Inc.	22,425	(5,592,347)	7.3%

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	4,439	(3,065,174)	4.0%
Waters Corp.	15,203	(2,767,706)	3.6%

		(5,832,880)

Metals & Mining
Freeport-McMoRan, Inc.	198	(1,337)	0.0%
Newmont Corp.	87	(3,939)	0.0%
Nucor Corp.	57	(2,053)	0.0%

		(7,329)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	22,334	(649,696)	0.9%
Kinder Morgan, Inc.	63,304	(881,192)	1.2%

		(1,530,888)

Pharmaceuticals
Johnson & Johnson	3,597	(471,675)	0.6%
Merck & Co., Inc.	6,642	(511,035)	0.7%

		(982,710)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	56,281	(2,559,659)	3.3%
Analog Devices, Inc.	26,119	(2,341,568)	3.1%
Applied Materials, Inc.	50,975	(2,335,675)	3.1%
ASML Holding NV, Registered Shares	8,174	(2,138,645)	2.8%
KLA Corp.	17,664	(2,539,023)	3.3%
Lam Research Corp.	13,562	(3,254,880)	4.3%
Maxim Integrated Products, Inc.	47,811	(2,324,093)	3.0%
Microchip Technology, Inc.	30,578	(2,073,188)	2.7%
Micron Technology, Inc.	55,470	(2,333,068)	3.1%
MKS Instruments, Inc.	9,720	(791,694)	1.0%
Monolithic Power Systems, Inc.	5,052	(846,008)	1.1%
ON Semiconductor Corp.	53,722	(668,302)	0.9%
Qorvo, Inc.	15,035	(1,212,272)	1.6%
Skyworks Solutions, Inc.	23,084	(2,063,248)	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	51,845	(2,477,673)	3.2%
Teradyne, Inc.	21,314	(1,154,579)	1.5%
Texas Instruments, Inc.	24,084	(2,406,714)	3.2%
Xilinx, Inc.	22,918	(1,786,229)	2.3%

		(35,306,518)
Investment Companies
Alerian MLP ETF	634,406	(2,182,356)	2.9%
Energy Select Sector SPDR Fund	2,200	(63,932)	0.1%
Industrial Select Sector SPDR
Fund	411,060	(24,256,651)	31.8%
iShares U.S. Real Estate ETF	353	(24,558)	0.0%
Materials Select Sector SPDR
Fund	3,722	(167,639)	0.2%
SPDR S&P 500 ETF Trust	55,592	(14,328,838)	18.8%
SPDR S&P Regional Banking ETF .	850	(27,702)	0.0%

		(41,051,676)

Total Reference Entity — Short		$(90,543,087)

Net Value of Reference Entity — Citibank N.A.		$(76,319,026)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International, as of period end, termination dates 02/06/23 - 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Capital Markets
E*TRADE Financial Corp.	1,352,221	$46,408,225	15.9%
Legg Mason, Inc.	1,310,933	64,039,077	21.9%
TD Ameritrade Holding Corp.	2,125,369	73,665,289	25.2%

		184,112,591

Equity Real Estate Investment Trusts (REITs)
Northview Apartment Real Estate Investment Trust	256	5,956	0.0%

Health Care Equipment & Supplies
Wright Medical Group NV	220,046	6,304,318	2.2%

Life Sciences Tools & Services
QIAGEN NV	1,268,092	51,201,994	17.5%

Pharmaceuticals
Allergan PLC	1,586,634	280,992,881	96.0%

Total Reference Entity — Long		$522,617,740

Reference Entity — Short
Common Stocks

Biotechnology
AbbVie, Inc.	1,374,024	(104,686,888)	(35.8)%

Capital Markets
Charles Schwab Corp.	2,303,263	(77,435,702)	(26.5)%
Morgan Stanley	1,410,637	(47,961,658)	(16.4)%

		(125,397,360)

Total Reference Entity — Short		$(230,084,248)

Net Value of Reference Entity — Credit Suisse International		$292,533,492

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date 02/27/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Auto Components
Delphi Technologies PLC	1,386,405	$11,160,560	1.2%

Capital Markets
E*TRADE Financial Corp.	2,011,679	69,040,823	7.1%
Legg Mason, Inc.	696,328	34,015,623	3.5%
TD Ameritrade Holding Corp.	2,665,690	92,392,816	9.5%

		195,449,262

Commercial Services & Supplies
Advanced Disposal Services, Inc.	2,363,384	77,518,995	8.0%

Electronic Equipment, Instruments & Components
Anixter International, Inc.	1,258,248	110,562,252	11.4%
Fitbit, Inc., Class A	5,438,224	36,218,572	3.7%

		146,780,824

Equity Real Estate Investment

Trusts (REITs)
Taubman Centers, Inc.	1,626,087	68,100,523	7.0%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Health Care Equipment & Supplies
Wright Medical Group NV	4,533,412	$129,882,254	13.4%

Hotels, Restaurants & Leisure
Caesars Entertainment Corp.	8,386,535	56,692,977	5.9%

Machinery
WABCO Holdings, Inc.	1,107,910	149,623,245	15.4%

Media
Central European Media
Enterprises Ltd., Class A	2,528,942	7,915,589	0.8%

Oil, Gas & Consumable Fuels
Tallgrass Energy LP, Class A	2,947,682	48,518,846	5.0%

Semiconductors & Semiconductor Equipment
Mellanox Technologies Ltd.	248,084	30,097,551	3.1%

Software
LogMeIn, Inc.	1,092,964	91,022,042	9.4%

Specialty Retail
Tiffany & Co.	1,205,311	156,087,774	16.1%

Wireless Telecommunication Services
Sprint Corp.	16,204,221	139,680,385	14.4%

Total Reference Entity — Long		$1,308,530,827

Reference Entity — Short
Common Stocks

Auto Components
BorgWarner, Inc.	628,480	$(15,316,058)	(1.6)%

Capital Markets
Charles Schwab Corp.	2,888,808	(97,121,725)	(10.0)%
Morgan Stanley	2,098,700	(71,355,800)	(7.3)%

		(168,477,525)

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.	753,130	(10,845,072)	(1.1)%

Trading Companies & Distributors
WESCO International, Inc	228,001	(5,209,823)	(0.5)%

Wireless Telecommunication Services
T-Mobile U.S., Inc.	1,662,211	(139,459,503)	(14.4)%

Total Reference Entity — Short		$(339,307,981)

Net Value of Reference Entity — Goldman Sachs Bank USA		$969,222,846

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date 08/31/21:

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value

Banks
Bank of America Corp.	100	$(2,123)	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$(2,123)

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Capital Markets
TD Ameritrade Holding Corp.	1,389,826	$48,171,369	25.1%

Hotels, Restaurants & Leisure
Caesars Entertainment Corp.	5,282,724	35,711,214	18.6%

Insurance
Willis Towers Watson PLC	57,649	9,791,683	5.1%

Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	4,943,579	115,284,262	60.0%
Mellanox Technologies Ltd	206,898	25,100,865	13.1%

		140,385,127

Software
RIB Software SE	426,569	13,363,585	7.0%

Transportation Infrastructure
DP World PLC	823,563	12,379,464	6.4%

Total Reference Entity — Long		$259,802,442

Reference Entity — Short
Common Stocks

Capital Markets
Charles Schwab Corp.	1,506,154	$(50,636,897)	(26.4)%

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.	474,155	(6,827,832)	(3.6)%

Insurance
Aon PLC	62,206	(10,266,478)	(5.3)%

Total Reference Entity — Short		$(67,731,207)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$192,071,235

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	402,465	$33,376,423	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$33,376,423

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 12/04/22 - 03/31/25:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Entertainment
Cineplex, Inc	769,225	$6,395,177	9.1%

Oil, Gas & Consumable Fuels
Tallgrass Energy LP, Class A	114,655	1,887,221	2.7%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Specialty Retail
Tiffany & Co.	476,585	$61,717,758	88.2%

Total Reference Entity — Long		$70,000,156

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$70,000,156

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 07/06/21 - 03/31/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Aerospace & Defense
TransDigm Group, Inc.	19,858	$6,358,333	86.8%
United Technologies Corp.	46,613	4,397,004	60.0%

		10,755,337

Chemicals
Corteva, Inc.	232,558	5,465,113	74.6%
Dow, Inc.	37,416	1,094,044	14.9%
DuPont de Nemours, Inc.	324,836	11,076,908	151.2%

		17,636,065

Health Care Providers & Services
Humana, Inc.	25,863	8,121,499	110.9%

Total Reference Entity — Long		$36,512,901

Reference Entity — Short
Common Stocks

Banks
Bank of America Corp.	4,300	$(91,289)	(1.2)%
Citigroup, Inc.	2,521	(106,185)	(1.4)%
JPMorgan Chase & Co.	1,148	(103,354)	(1.4)%

		(300,828)

Chemicals
Air Products & Chemicals, Inc.	3,690	(736,561)	(10.1)%
Albemarle Corp.	8,911	(502,313)	(6.9)%
Eastman Chemical Co.	9,923	(462,213)	(6.3)%
Ecolab, Inc.	4,378	(682,224)	(9.3)%
FMC Corp.	7,444	(608,100)	(8.3)%
International Flavors & Fragrances, Inc.	4,937	(503,969)	(6.9)%
Livent Corp.	1,851	(9,718)	(0.1)%
LyondellBasell Industries NV, Class A	10,742	(533,125)	(7.3)%
Mosaic Co.	41,694	(451,129)	(6.2)%
PPG Industries, Inc.	7,204	(602,254)	(8.2)%
Westlake Chemical Corp.	885	(33,780)	(0.5)%

		(5,125,386)

Commercial Services & Supplies
Republic Services, Inc.	10,476	(786,329)	(10.7)%
Waste Management, Inc.	8,446	(781,762)	(10.7)%

		(1,568,091)

Construction Materials
Martin Marietta Materials, Inc.	3,046	(576,395)	(7.9)%
Vulcan Materials Co.	5,444	(588,333)	(8.0)%

		(1,164,728)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value

Containers & Packaging
Avery Dennison Corp.	5,749	$(585,651)	(8.0)%
Ball Corp.	10,637	(687,788)	(9.4)%
International Paper Co.	15,874	(494,158)	(6.7)%
Sealed Air Corp.	18,829	(465,264)	(6.3)%
Westrock Co.	17,123	(483,896)	(6.6)%

		(2,716,757)

Metals & Mining
Freeport-McMoRan, Inc.	69,563	(469,550)	(6.4)%
Newmont Corp.	14,742	(667,518)	(9.1)%
Nucor Corp.	16,535	(595,591)	(8.1)%

		(1,732,659)
Investment Companies
Industrial Select Sector SPDR Fund	116,100	(6,851,061)	(93.5)%
iShares Russell 2000 ETF	60,199	(6,890,378)	(94.1)%
iShares U.S. Real Estate ETF	25,590	(1,780,296)	(24.3)%
Materials Select Sector SPDR Fund	4,197	(189,033)	(2.6)%
SPDR S&P 500 ETF Trust	3,123	(804,953)	(11.0)%
SPDR S&P Regional Banking ETF	1,922	(62,638)	(0.9)%

		(16,578,359)

Total Reference Entity — Short		$(29,186,808)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$7,326,093

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG, as of period end, termination dates 03/01/23 - 12/10/24:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value

Auto Components
Faurecia SE	627,879	$18,385,332	17.0%

Automobiles
Fiat Chrysler Automobiles NV	15,470,713	110,441,542	102.2%

Diversified Financial Services
FGL Holdings	1,934,175	18,954,915	17.5%

Electrical Equipment
OSRAM Licht AG	466,252	20,673,076	19.1%

Electronic Equipment, Instruments & Components
Ingenico Group SA	500,373	52,303,736	48.4%

Oil, Gas & Consumable Fuels
Caltex Australia Ltd.	802,393	10,834,559	10.0%

Semiconductors & Semiconductor Equipment
Mellanox Technologies Ltd.	357,731	43,399,925	40.2%

Total Reference Entity — Long		$274,993,085

Reference Entity — Short
Investment Companies

Automobiles
Peugeot SA	8,881,097	$(115,625,575)	(107.0)%

Insurance
Fidelity National Financial, Inc	197,302	(4,908,874)	(4.5)%

IT Services
Worldline SA	786,086	(46,395,794)	(42.9)%

Total Reference Entity — Short		$(166,930,243)

Net Value of Reference Entity — UBS AG		$108,062,842

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(2,978,577)	$—	$(773,423)
OTC Swaps	—	—	58,761,342	(121,203,682)

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$885,269	$—	$—	$—	$885,269
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	58,761,342	—	—	—	58,761,342

		$—	$—	$59,646,611	$—	$—	$—	$59,646,611

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Swaps — centrally cleared	Net unrealized depreciation(a)	$—	$773,423	$—	$—	$—	$—	$773,423
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	121,203,682	—	—	—	121,203,682

		$—	$773,423	$121,203,682	$—	$—	$—	$121,977,105

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(20,815,065)	$—	$—	$—	$(20,815,065)
Swaps	—	1,527,187	(86,293,969)	—	—	—	(84,766,782)

	$—	$1,527,187	$(107,109,034)	$—	$—	$—	$(105,581,847)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$885,269	$—	$—	$—	$885,269
Swaps	—	(654,671)	(58,842,247)	—	—	—	(59,496,918)

	$—	$(654,671)	$(57,956,978)	$—	$—	$—	$(58,611,649)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$175,574,753
Credit default swaps:
Average notional value — buy protection	30,000,000
Average notional value — sell protection	18,102,500
Total return swaps:
Average notional value	2,004,666,325

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$5,494,186
Swaps — OTC(a)	58,761,342	121,203,682

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$58,761,342	$126,697,868

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,494,186)

Total derivative assets and liabilities subject to a Master Netting Agreement or similar agreement (“MNA”)	$58,761,342	$121,203,682

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Barclays Capital, Inc.	$10,976,982	$—	$—	$—	$10,976,982
Citibank N.A	8,759,646	(8,759,646)	—	—	—
Credit Suisse International	6,889,754	—	—	(6,880,000)	9,754
Goldman Sachs Bank USA	905	(905)	—	—	—
JPMorgan Chase Bank N.A	31,118,558	(5,908,798)	—	—	25,209,760
Morgan Stanley & Co. International PLC	1,015,497	(1,015,497)	—	—	—

	$58,761,342	$(15,684,846)	$—	$(6,880,000)	$36,196,496

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Citibank N.A	$14,034,524	$(8,759,646)	$—	$(5,274,878)	$—
Goldman Sachs Bank USA	69,771,195	(905)	—	(57,210,000)	12,560,290
JPMorgan Chase Bank N.A	5,908,798	(5,908,798)	—	—	—
Morgan Stanley & Co. International PLC	1,996,594	(1,015,497)	—	(981,097)	—
UBS AG	29,492,571	—	—	(29,492,571)	—

	$121,203,682	$(15,684,846)	$—	$(92,958,546)	$12,560,290

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$20,937,518	$—	$—	$20,937,518
Banks	919,993	—	—	919,993
Biotechnology	855,936	—	—	855,936
Capital Markets	—	24,769,010	—	24,769,010
Chemicals	11,029,002	1,482,165	—	12,511,167
Commercial Services & Supplies	5,252,014	—	—	5,252,014
Diversified Telecommunication Services	4,475,837	—	—	4,475,837
Electric Utilities	—	—	2,434,835	2,434,835
Electrical Equipment	—	7,374,977	—	7,374,977
Electronic Equipment, Instruments & Components	2,242,959	—	—	2,242,959
Equity Real Estate Investment Trusts (REITs)	2,796,263	—	—	2,796,263
Food & Staples Retailing	1,839,104	—	—	1,839,104
Food Products	9,158,950	—	—	9,158,950
Health Care Equipment & Supplies	20,397,539	—	—	20,397,539
Health Care Providers & Services	15,157,114	—	—	15,157,114
Health Care Technology	1,008,922	—	—	1,008,922
Household Durables	1,511,637	—	—	1,511,637
Leisure Products	678,698	—	—	678,698
Life Sciences Tools & Services	5,018,211	—	—	5,018,211
Machinery	151,829	—	—	151,829
Media	5,406,754	—	—	5,406,754
Oil, Gas & Consumable Fuels	6,979,389	—	—	6,979,389
Personal Products	958,547	—	—	958,547
Pharmaceuticals	9,109,489	—	—	9,109,489
Software	2,619,690	—	—	2,619,690
Wireless Telecommunication Services	3,639,246	—	—	3,639,246
Corporate Bonds:
Automobiles	—	17,311,678	—	17,311,678
Banks	—	24,983,114	—	24,983,114
Diversified Consumer Services	—	1,478,636	—	1,478,636
Diversified Telecommunication Services	—	2,465,700	—	2,465,700
Electric Utilities	—	2,655,000	62,500	2,717,500
Health Care Providers & Services	—	3,214,688	—	3,214,688
Hotels, Restaurants & Leisure	—	4,952,600	—	4,952,600
Media	—	3,330,000	—	3,330,000
Oil, Gas & Consumable Fuels	—	3,565,227	—	3,565,227

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Event Driven Equity Fund

	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$—	$5,050,000	$—	$5,050,000
Specialty Retail	—	11,213,322	—	11,213,322
Wireless Telecommunication Services	—	5,153,500	—	5,153,500
Floating Rate Loan Interests:
Diversified Telecommunication Services	—	5,335,000	—	5,335,000
Health Care Technology	—	—	12,752,616	12,752,616
Leisure Products	—	—	3,735,733	3,735,733
Software	—	13,059,375	—	13,059,375
Investment Companies	—	—	9,067,350	9,067,350
Preferred Stocks(a)	6,393,156	—	—	6,393,156
Rights(a)	1,372,495	—	—	1,372,495
Short-Term Securities:
Borrowed Bond Agreements	—	1,410,000	—	1,410,000
Money Market Funds	4,228,840,826	—	—	4,228,840,826
Time Deposits	—	346,943	—	346,943
Liabilities:
Borrowed Bonds(a)	—	(1,533,705)	—	(1,533,705)

Subtotal	$4,368,751,118	$137,617,230	$28,053,034	$4,534,421,382

Investments Valued at NAV(b)				3,001,936

Total Investments				$4,537,423,318

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$885,269	$58,761,342	$—	$59,646,611
Liabilities:
Credit contracts	—	(773,423)	—	(773,423)
Equity contracts	—	(121,203,682)	—	(121,203,682)

	$885,269	$(63,215,763)	$—	$(62,330,494)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Statement of Assets and Liabilities  (unaudited)

March 31, 2020

BlackRock Event
Driven Equity
Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,824,614) (cost — $347,620,701)	$307,114,261
Investments at value — affiliated (cost — $4,231,842,832)	4,231,842,762
Cash	9,504,995
Cash pledged:
Collateral — OTC derivatives	185,060,000
Futures contracts	34,090,000
Centrally cleared swaps	4,167,000
Foreign currency at value (cost — $1,166)	1,128
Receivables:
Investments sold	10,768,813
Securities lending income — affiliated	72,877
Swaps	284,458,257
Capital shares sold	22,607,419
Dividends — affiliated	2,677,585
Dividends — unaffiliated	77,592
Interest — unaffiliated	1,691,548
Unrealized appreciation on OTC swaps	58,761,342
Prepaid expenses	404,685

Total assets	5,153,300,264

LIABILITIES
Borrowed bonds at value (proceeds — $1,511,250)	1,533,705
Cash received as collateral for OTC derivatives	6,880,000
Cash collateral on securities loaned at value	3,002,105
Payables:
Swaps	371,105,662
Investments purchased	68,290,553
Capital shares redeemed	23,109,894
Directors’ and Officer’s fees	19,249
Interest expense	35,497
Investment advisory fees	4,176,369
Other accrued expenses	822,196
Other affiliates	190,306
Service and distribution fees	81,668
Variation margin on futures contracts	5,494,186
Unrealized depreciation on OTC swaps	121,203,682

Total liabilities	605,945,072

NET ASSETS	$4,547,355,192

NET ASSETS CONSIST OF
Paid-in capital	$4,766,572,333
Accumulated earnings	(219,217,141)

NET ASSETS	$4,547,355,192

NET ASSET VALUE
Institutional — Based on net assets of $4,332,450,941 and 470,848,632 shares outstanding, 1,100,000,000 shares authorized, $0.10 par value	$9.20

Investor A — Based on net assets of $153,008,017 and 17,333,857 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$8.83

Investor C — Based on net assets of $61,896,234 and 7,827,516 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$7.91

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations   (unaudited)

Six Months Ended March 31, 2020

BlackRock Event
Driven Equity
Fund

INVESTMENT INCOME
Interest — unaffiliated	$3,853,487
Dividends — affiliated	26,951,528
Dividends — unaffiliated	1,159,042
Securities lending income — affiliated — net	465,999
Foreign taxes withheld	(63,143)

Total investment income	32,366,913

EXPENSES
Investment advisory	23,543,714
Transfer agent — class specific	2,024,966
Service and distribution — class specific	465,795
Registration	256,145
Accounting services	160,184
Professional	99,708
Printing	32,555
Directors and Officer	36,714
Custodian	13,281
Miscellaneous	27,583

Total expenses excluding interest expense	26,660,645
Interest expense — unaffiliated	135,347

Total expenses	26,795,992

Less fees waived and/or reimbursed by the Manager	(1,423,867)

Total expenses after fees waived and/or reimbursed	25,372,125

Net investment income	6,994,788

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,163,857
Investments — affiliated	(2,397)
Borrowed bonds	262,086
Capital gain distributions received from investment companies — affiliated	7,569
Foreign currency transactions	(10,862)
Futures contracts	(20,815,065)
Swaps	(84,766,782)

(102,161,594)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(53,197,670)
Investments — affiliated	(70)
Borrowed bonds	25,945
Foreign currency translations	(719,510)
Futures contracts	885,269
Swaps	(59,496,918)

(112,502,954)

Total realized and unrealized loss.	(214,664,548)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(207,669,760)

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund
	Six Months
	Ended
	03/31/20	Year Ended
	(unaudited)	09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,994,788	$21,406,890
Net realized gain (loss)	(102,161,594)	116,924,677
Net change in unrealized appreciation (depreciation)	(112,502,954)	(7,135,567)

Net increase (decrease) in net assets resulting from operations	(207,669,760)	131,196,000

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(128,011,849)	(20,637,746)
Investor A	(4,687,762)	(766,494)
Investor C	(1,788,885)	(176,256)

Decrease in net assets resulting from distributions to shareholders	(134,488,496)	(21,580,496)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,586,846,603	2,367,258,732

NET ASSETS
Total increase in net assets	1,244,688,347	2,476,874,236
Beginning of period	3,302,666,845	825,792,609

End of period	$4,547,355,192	$3,302,666,845

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$9.88		$9.39	$9.58	$8.80	$8.94		$14.55

Net investment income (loss)(a)	0.02		0.11	0.07	(0.04)	(0.06)		(0.04)
Net realized and unrealized gain (loss)	(0.37)		0.56	0.20	0.92	0.46		0.60

Net increase (decrease) from investment operations	(0.35)		0.67	0.27	0.88	0.40		0.56

Distributions:(b)
From net investment income	(0.06)		(0.06)	—	—	—		—
From net realized gain	(0.27)		(0.12)	(0.46)	(0.10)	(0.58)		(6.17)

Total distributions	(0.33)		(0.18)	(0.46)	(0.10)	(0.58)		(6.17)

Capital contributions — affiliated(c)	—		—	—	—	0.04		—

Net asset value, end of period	$9.20		$9.88	$9.39	$9.58	$8.80		$8.94

Total Return(d)
Based on net asset value	(3.71	)%(e)	7.30%	3.04%	10.08%	5.11	%(f)	2.28%

Ratios to Average Net Assets(g)
Total expenses	1.27	%(h)	1.34%	1.43%	1.55%	1.58%		2.54%

Total expenses after fees waived and/or reimbursed	1.20	%(h)	1.28%	1.36%	1.41%	1.42%		1.89%

Total expenses after fees waived and/or reimbursed and excluding dividend expense.	1.20	%(h)	1.28%	1.36%	1.41%	1.42%		1.65%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.19	%(h)	1.25%	1.30%	1.38%	1.38%		1.38%

Net investment income (loss)	0.36	%(h)	1.11%	0.75%	(0.39)%	(0.67)%		(0.26)%

Supplemental Data
Net assets, end of period (000)	$4,332,451		$3,128,313	$786,155	$145,557	$76,046		$8,077

Portfolio turnover rate(i)	69%		177%	135%	199%	233%		81%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Payment received from affiliates related to certain shareholder transactions.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015
Investments in underlying funds	0.16%		0.22%	0.20%	0.15%	0.16%		0.04%

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$9.49		$9.03	$9.22	$8.48	$8.65		$14.31

Net investment income (loss)(a)	0.00	(b)	0.08	0.03	(0.06)	(0.07)		(0.07)
Net realized and unrealized gain (loss)	(0.35)		0.54	0.22	0.88	0.44		0.58

Net increase (decrease) from investment operations	(0.35)		0.62	0.25	0.82	0.37		0.51

Distributions:(c)
From net investment income	(0.04)		(0.04)	—	—	—		—
From net realized gain	(0.27)		(0.12)	(0.44)	(0.08)	(0.58)		(6.17)

Total distributions	(0.31)		(0.16)	(0.44)	(0.08)	(0.58)		(6.17)

Capital contributions — affiliated(d)	—		—	—	—	0.04		—

Net asset value, end of period	$8.83		$9.49	$9.03	$9.22	$8.48		$8.65

Total Return(e)
Based on net asset value.	(3.83	)%(f)	7.04%	2.86%	9.71%	4.92	%(g)	1.91%

Ratios to Average Net Assets(h)
Total expenses.	1.52	%(i)	1.59%	1.69%	1.86%	1.92%		2.85%

Total expenses after fees waived and/or reimbursed	1.45	%(i)	1.53%	1.63%	1.68%	1.70%		2.12%

Total expenses after fees waived and/or reimbursed and excluding dividend expense.	1.45	%(i)	1.53%	1.63%	1.68%	1.70%		1.90%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.44	%(i)	1.51%	1.59%	1.65%	1.65%		1.65%

Net investment income (loss)	0.11	%(i)	0.86%	0.31%	(0.69)%	(0.88)%		(0.55)%

Supplemental Data
Net assets, end of period (000)	$153,008		$130,066	$31,321	$31,506	$26,523		$10,143

Portfolio turnover rate(j)	69%		177%	135%	199%	233%		81%

(a) Based on average shares outstanding.

(b) Amount is less than $0.005 per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Payment received from affiliates related to certain shareholder transactions.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015
Investments in underlying funds	0.16%		0.22%	0.20%	0.15%	0.16%		0.04%

(i)	Annualized.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$8.53		$8.15		$8.37	$7.69	$7.94		$13.70

Net investment income (loss)(a)	(0.03)		0.01		(0.03)	(0.11)	(0.12)		(0.16)
Net realized and unrealized gain (loss)	(0.31)		0.49		0.19	0.79	0.41		0.57

Net increase (decrease) from investment operations	(0.34)		0.50		0.16	0.68	0.29		0.41

Distributions:(b)
From net investment income	(0.01)		(0.00	)(c)	—	—	—		—
From net realized gain	(0.27)		(0.12)		(0.38)	—	(0.58)		(6.17)

Total distributions	(0.28)		(0.12)		(0.38)	—	(0.58)		(6.17)

Capital contributions — affiliated(d)	—		—		—	—	0.04		—

Net asset value, end of period	$7.91		$8.53		$8.15	$8.37	$7.69		$7.94

Total Return(e)
Based on net asset value.	(4.16	)%(f)	6.30%		2.06%	8.84%	4.32	%(g)	1.16%

Ratios to Average Net Assets(h)
Total expenses.	2.24	%(i)	2.30%		2.44%	2.64%	2.74%		3.61%

Total expenses after fees waived and/or reimbursed	2.17	%(i)	2.24%		2.37%	2.42%	2.43%		2.86%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.17	%(i)	2.24%		2.37%	2.42%	2.43%		2.64%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.16	%(i)	2.21%		2.33%	2.39%	2.39%		2.39%

Net investment income (loss)	(0.61	)%(i)	0.15%		(0.42)%	(1.38)%	(1.57)%		(1.28)%

Supplemental Data
Net assets, end of period (000)	$61,896		$44,288		$8,316	$6,686	$6,112		$6,165

Portfolio turnover rate(j)	69%		177%		135%	199%	233%		81%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Payment received from affiliates related to certain shareholder transactions.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015
Investments in underlying funds	0.16%		0.22%		0.20%	0.15%	0.16%		0.04%

(i)	Annualized.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board of Directors of the Corporation (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

	Borrowed	Borrowed Bonds	Exposure Due (to)/from	Non-Cash	Net Exposure
	Bond	at Value Including	Counterparty	Collateral	Due to
Counterparty	Agreements(a)	Accrued Interest(b)	Before Collateral	Pledged	Counterparty(c)

Citigroup Global Markets, Inc.	$1,410,000	$(1,569,202)	$(159,202)	$125,383	$(33,819	)(d)

(a)	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $35,497 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(d)	Net receivable/payable is subject to set-off provision with net receivable/payable under the ISDA Master Agreement.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under MSLAs, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$1,606,993	$(1,606,993)	$—
Credit Suisse Securities (USA) LLC	509,723	(509,723)	—
Goldman Sachs & Co	220,077	(220,077)	—
Jefferies LLC	20,592	(20,592)	—
Morgan Stanley	435,006	(435,006)	—
TD Prime Services LLC	32,223	(31,050)	1,173

	$2,824,614	$(2,823,441)	$1,173

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an ISDA Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	1.20%
$1 Billion — $3 Billion	1.13
$3 Billion — $5 Billion	1.08
$5 Billion — $10 Billion	1.04
Greater than $ 10 Billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees

Investor A.	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$186,366	$279,429	$465,795

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Fund’s Institutional Shares paid $332,099 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$3,277	$1,015	$418	$4,710

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$1,928,945	$75,133	$20,888	$2,024,966

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $11,667.

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

Investor A	$8,540
Investor C	10,203

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived was $1,423,867.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.38%
Investor A	1.65
Investor C	2.39

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager.

For the six months ended March 31, 2020, the Fund reimbursed the Manager $25,510 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2020, the Fund paid BIM $131,917 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities, were $206,541,287 and $211,701,395, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,587,805,755

Gross unrealized appreciation	$66,088,850
Gross unrealized depreciation	(177,230,076)

Net unrealized depreciation	$(111,141,226)

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	243,449,018	$2,369,012,622	290,800,810	$2,795,254,199
Shares issued in reinvestment of distributions	10,386,347	100,539,839	1,492,940	13,869,414
Shares redeemed	(99,594,926)	(939,761,693)	(59,365,590)	(571,048,852)

Net increase	154,240,439	$1,529,790,768	232,928,160	$2,238,074,761

Investor A
Shares sold and automatic conversion of shares	7,654,420	$71,668,638	12,692,072	$117,047,639
Shares issued in reinvestment of distributions	492,339	4,573,826	82,359	735,463
Shares redeemed	(4,525,330)	(41,499,271)	(2,530,791)	(23,367,829)

Net increase	3,621,429	$34,743,193	10,243,640	$94,415,273

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,965,718	$25,022,654	4,496,605	$37,472,780
Shares issued in reinvestment of distributions	213,421	1,779,931	21,698	175,103
Shares redeemed and automatic conversion of shares	(545,403)	(4,489,943)	(344,513)	(2,879,185)

Net increase	2,633,736	$22,312,642	4,173,790	$34,768,698

Total Net Increase	160,495,604	$1,586,846,603	247,345,590	$2,367,258,732

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Large Cap Series Fund, Inc., on behalf of BlackRock Event Driven Equity Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	35

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as a Director of the Corporation.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	US Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

FKA	Formally Known As

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipts

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-3/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: June 4, 2020

4